UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2006
Critical Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50767 (Commission File Number)	04-3523569 (IRS Employer Identification No.)

60 Westview Street, Lexington, Massachusetts (Address of Principal Executive Offices)	02421 (Zip Code)
Registrant’s telephone number, including area code: (781) 402-5700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1 Letter Agreement for Robert H. Zeiger effective as of June 26, 2006
EX-99.2 Employment Agreement for Jeffrey E. Young dated June 26, 2006
Ex-99.3 Press Release, dated June 26, 2006

Item 1.01. Entry Into a Material Definitive Agreement.
Offer Letter with Robert H. Zeiger.
On June 26, 2006, Critical Therapeutics, Inc. (the “Company”) announced that Paul D. Rubin, M.D. had stepped down from his position as President and Chief Executive Officer and resigned from the Company’s Board of Directors (the “Board”) and that Robert H. Zeiger, a member of the Board, was appointed as Executive Chairman of the Company. The Company and Mr. Zeiger entered into a letter agreement (the “Offer Letter”) in connection with the Company’s appointment of Mr. Zeiger as Executive Chairman of the Company effective as of June 26, 2006. As Executive Chairman, Mr. Zeiger will be the Chairman of the Board and the Chairman of a Special Transition Committee of the Board comprised of Mr. Zeiger and the chairs of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board. In addition, Mr. Zeiger will be responsible for executive leadership within the Company, with special attention to the sales and marketing strategy and organization. Mr. Zeiger has served as a director of the Company since October 2004 and as the lead independent director since February 2005.
Under the Offer Letter, the Company agreed to pay Mr. Zeiger a monthly base salary of $15,000 and grant to Mr. Zeiger an option to purchase 140,000 shares of the Company’s common stock under the Company’s 2004 Stock Incentive Plan. On June 25, 2006, the Compensation Committee of the Board approved the option grant at an exercise price of $3.80 per share, the closing price per share of the Company’s common stock as reported on the Nasdaq National Market on June 23, 2006. Mr. Zeiger’s stock option vests in 12 equal monthly installments beginning on July 23, 2006, subject to acceleration in the same manner and to the same extent as provided in the employment agreements that the Company has entered into with its executive officers. Accordingly, if the Company terminates Mr. Zeiger’s employment other than for “cause” or if Mr. Zeiger terminates his employment for “good reason,” in each case as those terms are defined in the executive employment agreements, then the Company is obligated to accelerate the vesting of 50% of his outstanding unvested stock options, provided that he executes a release of the Company. Immediately upon a “change of control” of the Company, as defined in the executive employment agreements, Mr. Zeiger is entitled to accelerated vesting of 50% of all his outstanding unvested stock options. In addition, if the Company terminates Mr. Zeiger’s employment other than for “cause” or if Mr. Zeiger terminates his employment for “good reason” during the period from three months before until one year after the occurrence of a change of control, then the Company is obligated to accelerate the vesting of 100% of his outstanding unvested stock options, provided that he executes a release of the Company.
Mr. Zeiger has agreed to devote two days per week to Company business and to the performance of his duties and responsibilities, either at the Company’s offices or at other locations on behalf of the Company. Under the Offer Letter, the Company will reimburse Mr. Zeiger for travel and living expenses with regard to Mr. Zeiger’s commute from his home in Florida as well as any other travel or related expenses that are incurred on behalf of the Company. Either the Company or Mr. Zeiger may terminate the employment relationship at any time.
The Offer Letter is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the Company refers you to such exhibit for the complete terms of the agreement. The complete terms of the Offer Letter are incorporated herein by reference.
Compensation Arrangements for Frank E. Thomas.
Effective as of June 26, 2006, the Board appointed Frank E. Thomas to serve as President of the Company. Mr. Thomas has served as Chief Financial Officer of the Company since April 2004. In connection with this appointment, the Board approved an increase to the annual base salary for Mr. Thomas from $252,600 to $325,000 and an increase in the annual maximum cash bonus for Mr. Thomas from 30% of base salary to 35% of base salary. On June 25, 2006, the Compensation Committee of the Board approved the grant to Mr. Thomas of an option to purchase 430,000 shares of the Company’s common stock under the Company’s 2004 Stock Incentive Plan at an exercise price of $3.80 per share, the closing price per share of the Company’s common stock as reported on the Nasdaq National Market on June 23, 2006. Additional disclosure regarding the appointment of Mr. Thomas as President of the Company and the terms of the existing employment agreement between the Company and Mr. Thomas are set forth below in Item 5.02 of this Current Report on Form 8-K.
Employment Agreement for Jeffrey E. Young.
Effective as of June 26, 2006, the Board appointed Jeffrey E. Young to serve as Vice President of Finance, Chief Accounting Officer and Treasurer of the Company in accordance with the terms of an employment agreement, dated June 26, 2006, entered into between the Company and Mr. Young. Mr. Young previously served as Senior Director of Finance of the Company. Additional disclosure regarding the appointment of Mr. Young as Vice President of Finance, Chief Accounting Officer and Treasurer of the Company is set forth below in Item 5.02 of this Current Report on Form 8-K.
The employment agreement has an initial term commencing on June 26, 2006 through December 31, 2007 and will automatically extend for an additional one-year term after such time on each subsequent anniversary of the commencement date unless either the Company or Mr. Young gives 90 days’ prior notice. Under the employment agreement, Mr. Young will receive an annual base salary of $185,000.
In addition, Mr. Young is eligible for an annual maximum cash bonus of 30% of base salary and an annual equity award. The actual amount of any cash bonus or equity award will be determined by the Compensation Committee of the Board. The Compensation Committee may make actual cash bonus awards that may be greater or less than the annual maximum cash bonus based on overall corporate performance and individual performance. Mr. Young is not guaranteed either an annual cash bonus or an annual equity award.
If the Company terminates Mr. Young’s employment other than for “cause” or if Mr. Young terminates his employment for “good reason,” in each case as those terms are defined in the employment agreement, then the Company is obligated to provide the following to Mr. Young, provided he executes a release of the Company:
•	a lump sum payment equal to his annual base salary in effect at that time;

•	monthly payments in the amount of 80% of the monthly COBRA premiums for continued health and dental coverage for Mr. Young and his dependents and 100% of the amount of the monthly premiums paid by the Company for life insurance and disability insurance for Mr. Young until the earlier of one year after termination or the last day of the first month when he is eligible for benefits through other employment;

•	a lump sum payment in an amount equal to the pro rata portion of his target cash bonus in effect in the year of termination; and

•	accelerated vesting of 50% of his outstanding unvested stock options and restricted stock.
Immediately upon a “change of control” of the Company, as defined in his employment agreement, Mr. Young is entitled to accelerated vesting of 50% of all his outstanding unvested stock options and restricted stock. In addition, if the Company terminates Mr. Young’s employment other than for “cause” or if Mr. Young terminates his employment for “good reason” during the period from three months before until one year after the occurrence of a change of control, then the Company is obligated to provide the following to Mr. Young, provided that he executes a release of the Company:
•	a lump sum payment equal to his annual base salary in effect at that time;

•	monthly payments in the amount of 80% of the monthly COBRA premiums for continued health and dental coverage for Mr. Young and his dependents and 100% of the amount of the monthly premiums paid by the Company for life insurance and disability insurance for Mr. Young until the earlier of one year after termination or the last day of the first month when he is eligible for benefits through other employment;

•	a lump sum payment in an amount equal to a pro rata portion of his target cash bonus in effect in the year of termination;

•	accelerated vesting of 100% of his outstanding unvested stock options and restricted stock; and

•	up to three months of outplacement services.
Upon voluntary resignation, Mr. Young is entitled to a lump sum payment in an amount equal to a pro rata portion of his annual bonus from the previous year provided that Mr. Young gives 90 days’ prior written notice of resignation and executes a release of the Company.
Mr. Young has agreed not to compete with the Company during his employment with the Company and for a one-year period after termination of employment by the Company for any reason at or after a “change of control” of the Company. Mr. Young has also agreed not to disclose any confidential information obtained during his employment.
The employment agreement with Mr. Young is filed as Exhibit 99.2 to this Current Report on Form 8-K, and the Company refers you to such exhibit for the complete terms of the agreement. The complete terms of the agreement are incorporated herein by reference.
Additional Salary Increases
On June 25, 2006, the Compensation Committee of the Board also approved increases effective as of June 26, 2006 in the annual base salary of Trevor Phillips, Ph.D., Chief Operating Officer and Senior Vice President of Operations of the Company, from $269,000 to $289,000, and Scott B. Townsend, Esq., General Counsel, Vice President of Legal Affairs and Secretary of the Company, from $220,000 to $230,000.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Paul D. Rubin.
Paul D. Rubin, M.D. has stepped down as President and Chief Executive Officer of the Company and resigned from the Board effective as of June 23, 2006.

Frank E. Thomas.
Effective as of June 26, 2006, the Board appointed Frank E. Thomas as President of the Company and elected him to the Board of Directors as a Class III director, with a term expiring at the Company’s 2007 annual meeting of stockholders. Mr. Thomas, age 36, has served as Chief Financial Officer since April 2004. Mr. Thomas had served as Treasurer since May 2004, as Senior Vice President of Finance since December 2004 and as Vice President of Finance from June 2004 to December 2004.
From February 2000 to April 2004, Mr. Thomas served in a variety of finance positions with Esperion Therapeutics, Inc., a biopharmaceutical company, including most recently as Chief Financial Officer. Esperion was acquired by Pfizer Inc. in February 2004. From September 1997 to March 2000, Mr. Thomas served as Director of Finance and Corporate Controller for Mechanical Dynamics, Inc., a publicly-held software company. Prior to that, Mr. Thomas was a manager with Arthur Andersen LLP where he was a certified public accountant. Mr. Thomas holds a Bachelor in Business Administration from the University of Michigan.
Mr. Thomas is a party to an employment agreement with the Company, dated December 21, 2004. This employment agreement has an initial term of three years commencing on January 1, 2005 and will automatically extend for an additional one-year term after such time on each subsequent anniversary of the commencement date unless either the Company or Mr. Thomas gives 90 days’ prior notice.
In connection with the appointment of Mr. Thomas as President of the Company, the Board approved an increase to the annual base salary payable to Mr. Thomas under his employment agreement to $325,000 and an increase in the annual maximum cash bonus for Mr. Thomas to 35% of base salary. Prior to his appointment as President, Mr. Thomas was paid an annual base salary of $252,600 and was eligible for an annual maximum cash bonus of 30% of base salary. In addition, under his employment agreement, Mr. Thomas is eligible for an annual equity award.
The actual amount of any cash bonus or equity award will be determined by the Compensation Committee of the Board. The Compensation Committee may make actual cash bonus awards that may be greater or less than the annual maximum cash bonus based on overall corporate performance and individual performance. Mr. Thomas is not guaranteed either an annual cash bonus or an annual equity award.
If the Company terminates Mr. Thomas’s employment other than for “cause” or if Mr. Thomas terminates his employment for “good reason,” in each case as those terms are defined in his employment agreement, then the Company is obligated to provide the following to Mr. Thomas, provided that he executes a release of the Company:
•	a lump sum payment equal to his annual base salary in effect at that time;

•	monthly payments in the amount of 80% of the monthly COBRA premiums for continued health and dental coverage for Mr. Thomas and his dependents and 100% of the amount of the monthly premiums paid by the Company for life insurance and disability insurance for Mr. Thomas until the earlier of one year after termination or the last day of the first month when he is eligible for benefits through other employment;

•	a pro rata payment of his target cash bonus in effect in the year of termination; and

•	accelerated vesting of 50% of his outstanding unvested stock options and restricted stock.

Immediately upon a “change of control” of the Company, as defined in his employment agreement, Mr. Thomas is entitled to accelerated vesting of 50% of all his outstanding unvested stock options and restricted stock. In addition, if the Company terminates Mr. Thomas’s employment other than for “cause” or if Mr. Thomas terminates his employment for “good reason” during the period from three months before until one year after the occurrence of a change of control, then the Company is obligated to provide the following to Mr. Thomas, provided that he executes a release of the Company:
•	a lump sum payment equal to his annual base salary in effect at that time;

•	monthly payments in the amount of 80% of the monthly COBRA premiums for continued health and dental coverage for Mr. Thomas and his dependents and 100% of the amount of the monthly premiums paid by the Company for life insurance and disability insurance for Mr. Thomas until the earlier of one year after termination or the last day of the first month when he is eligible for benefits through other employment;

•	a pro rata payment of his target cash bonus in effect in the year of termination;

•	accelerated vesting of 100% of his outstanding unvested stock options and restricted stock; and

•	up to three months of outplacement services.
Upon voluntary resignation, Mr. Thomas is entitled to a pro rata payment of his annual bonus from the previous year provided that he gives 90 days’ prior written notice of resignation and executes a release of the Company.
Mr. Thomas has agreed not to compete with the Company during his employment with the Company and for a one-year period after termination of employment by the Company for any reason at or after a “change of control” of the Company. Mr. Thomas has also agreed not to disclose any confidential information obtained during his employment.
Jeffrey E. Young.
Effective as of June 26, 2006, the Board appointed Jeffrey E. Young to serve as Vice President of Finance, Chief Accounting Officer and Treasurer of the Company. Mr. Young, age 33, had served as Senior Director of Finance since April 2006 and as Director of Financial Planning and Analysis from April 2005 to March 2006.
From March 2003 to April 2005, Mr. Young served in a variety of finance positions with PerkinElmer, Inc., a life and analytical science and photonic instrument company, including most recently as Senior Manager of Consolidation and Technical Accounting. From September 1996 to March 2003, Mr. Young was employed by the registered public accounting firm PricewaterhouseCoopers LLP, including as a manager from 2000 to March 2003. Mr. Young is a certified public accountant and holds a B.S.B.A. from Georgetown University.
In connection with Mr. Young’s appointment as Vice President of Finance, Chief Accounting Officer and Treasurer, the Company and Mr. Young entered into an employment agreement, dated June 26, 2006. The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the employment agreement is incorporated herein in its entirety.

Item 8.01. Other Events.
On June 26, 2006, the Company issued a press release announcing the departure of Paul D. Rubin, M.D., the appointment of Robert H. Zeiger as Executive Chairman, the appointment of Frank E. Thomas as President and a member of the Board and the appointment of Jeffrey Young as Vice President of Finance, Chief Accounting Officer and Treasurer. The press release also discusses the expected reduction in costs in 2006 as a result of the Company’s previously announced cost reduction plan, as well as expected net cash expenditures during the second quarter of 2006. The full text of the Company’s press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d)   Exhibits
              See Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2006	CRITICAL THERAPEUTICS, INC.
	By:	/s/ Frank E. Thomas
Frank E. Thomas
President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter Agreement between the Company and Robert H. Zeiger, effective as of June 26, 2006

99.2	Employment Agreement by and between the Company and Jeffrey E. Young, dated June 26, 2006

99.3	Press Release, dated June 26, 2006